FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE
OF REAL PROPERTY AND ESCROW INSTRUCTIONS
(Defeasance)

THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS (“Amendment”) between NNN Enclave Parkway, LLC, a Delaware limited liability company (“Enclave”) as to an undivided 7.000% interest, and the tenant in common entities listed on Exhibit A attached hereto and incorporated herein, as their interests may appear, each a Delaware limited liability company (collectively, “Seller”), and Parkway Properties Office Fund, L.P., a Delaware limited partnership (“Buyer”), is made and entered into as of the later of (i) the date this Amendment is executed by Seller, and (ii) the date this Amendment is executed by Buyer (the “Effective Date”), with reference to the following facts:

A.	Pursuant to that certain Agreement for Purchase and Sale of Real Property and Escrow Instructions dated as of April , 2007 between Seller and Buyer (the “Agreement”), Seller agreed to sell, and Buyer agreed to purchase, that certain real property located in Houston, Texas, commonly known as 1401 Enclave Parkway and such other assets, all as more particularly described in the Agreement.

B.	Seller and Buyer desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants, premises and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Closing. Notwithstanding anything to the contrary contained in the Agreement, Escrow (as defined in the Agreement) shall close on June 14, 2007, and, if Seller determines in its reasonable discretion that it is necessary to delay closing in order to accommodate the defeasance contemplated by the Agreement, Seller shall have the option to extend the close of Escrow to June 28, 2007 by providing written notice to Buyer on or before June 11, 2007.

2. Ratification. Except as provided in this Agreement, the Agreement remains unchanged and unmodified, in full force and effect, and the parties hereto hereby ratify and affirm the same.

[Signature pages to follow.]

SELLER’S SIGNATURE PAGE CONTINUED FOR
First Amendment to Agreement For Purchase And Sale
of Real Property And Escrow Instructions
(1401 Enclave Parkway, Houston, Texas)

EXECUTED as of April 24, 2007.

NNN ENCLAVE PARKWAY 1, LLC,
NNN ENCLAVE PARKWAY 2, LLC,
NNN ENCLAVE PARKWAY 3, LLC,
NNN ENCLAVE PARKWAY 4, LLC,
NNN ENCLAVE PARKWAY 5, LLC,
NNN ENCLAVE PARKWAY 6, LLC,
NNN ENCLAVE PARKWAY 7, LLC,
NNN ENCLAVE PARKWAY 8, LLC,
NNN ENCLAVE PARKWAY 9, LLC,
NNN ENCLAVE PARKWAY 10, LLC,
NNN ENCLAVE PARKWAY 11, LLC,
NNN ENCLAVE PARKWAY 12, LLC,
NNN ENCLAVE PARKWAY 13, LLC,
NNN ENCLAVE PARKWAY 14, LLC,
NNN ENCLAVE PARKWAY 15, LLC,
NNN ENCLAVE PARKWAY 16, LLC,
NNN ENCLAVE PARKWAY 17, LLC,
NNN ENCLAVE PARKWAY 18, LLC,
NNN ENCLAVE PARKWAY 19, LLC,
NNN ENCLAVE PARKWAY 20, LLC,
NNN ENCLAVE PARKWAY 21, LLC,
NNN ENCLAVE PARKWAY 22, LLC,
each, a Delaware limited liability company

Each by: Its:	Triple Net Properties, LLC, a Virginia limited liability company Vice President

By: /s/ Richard Hutton
Name: Richard Hutton
Title: Executive Vice President

BUYER’S SIGNATURE PAGE FOR
First Amendment Agreement For Purchase And Sale
of Real Property And Escrow Instructions
(1401 Enclave Parkway, Houston, Texas)

EXECUTED as of April 25, 2007.

BUYER:

PARKWAY PROPERTIES OFFICE FUND, L.P.,
a Delaware limited partnership

By: Its:	PKY Fund, LLC, a Delaware limited liability company Sole general partner

By: /s/ James M. Ingram
Name: James M. Ingram
Title: EX VP & CIO

By: /s/ Thomas C. Maloney
Name: Thomas C. Maloney
Title: EVP & COO